UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2019

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of principal executive offices) (Zip Code)
(301) 323-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act  ☐

Introductory Note

On September 30, 2019, pursuant to the previously disclosed purchase agreement, dated as of May 15, 2019, by and among Colfax Corporation, a Delaware corporation (the “Company”) and certain entities affiliated with KPS Capital Partners, LP (collectively, the “Purchaser”), the Company completed the divestiture of certain subsidiaries and assets comprising the Company’s Air & Gas Handling business (the “Business”) for aggregate consideration of $1.8 billion including $1.67 billion paid at closing and the assumption of certain liabilities. The purchase price is subject to certain adjustments pursuant to the Purchase Agreement. The cash proceeds, net of transaction expenses and estimated taxes, will be used to pay down debt.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 17, 2019 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 30, 2019, the Company issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of the Company to give effect to the transactions contemplated by the Purchase Agreement is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01(b).

EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description
99.1	Colfax Corporation press release dated September 30, 2019.
99.2	Pro forma financial information of Colfax Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2019

Colfax Corporation

By:	/s/ Douglas J. Pitts
Name:	Douglas J. Pitts
Title:	Vice President, Controller and Chief Accounting Officer
(Principal Accounting Officer)